Exhibit 99.1 SINGAPORE AIRSHOW 2022 EVE PRESS CONFERENCE ANDRÉ STEIN | CO-CEO Confidential

Disclaimer Confidentiality andDisclosures exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to Thispresentation hasbeenprepared foruseby EVEUAM, LLC (“Eve” orthe“Company”) and ZaniteAcquisition Corp.( Zanite ) in connection with their be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither proposed business combination (the “Transaction”). This presentation is for information purposes only and is being provided to you solely in your ZanitenortheCompanyis makinganofferoftheSecurities inanystatewheretheofferis notpermitted. capacity asa potentialinvestor in considering aninvestment in Zanite and maynotbe reproduced or redistributed, in whole or inpart, without theprior written consent of Eve and Zanite. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use and representatives(“recipient”)agrees: (i) tomaintain theconfidentialityof allinformation that is contained in thispresentation and not already in the would becontrary tolocal lawor regulation. public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. This presentation supersedes and supplementsany priorpresentationandany oral or written communication with respect Forward-LookingStatements toEveandits business. This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Zanite’s and Eve’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on The Company and Zanite are free to conduct the process of the potential transaction as they deem in their sole discretion (including, without these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, limitation, terminating further participation in the process by any party, negotiating with prospective transaction counterparties and entering into an “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such agreement with respect to the Transaction without prior notice to you or any other person) and any procedures relating to such Transaction may be forward-looking statements. These forward-looking statements include, without limitation, Zanite’s and Eve’s expectations with respect to future changed at any time without prior notice to you or any other person. None of Eve, Zanite or any other person undertakes any obligation to provide you performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the with access to any additional information. This presentation shall not be deemed an indication of the state of affairs of Eve nor shall it constitute an completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to indication thattherehasbeennochangeinthebusinessor affairs ofEvesincethedatehereof. differmaterially from theexpected results.You should carefully consider the risksand uncertaintiesdescribed in the“RiskFactors” section of Zanite’s registration statement on Form S-1 and annual report on Form 10-K and Embraer S.A.’s (“Embraer”) annual report on Form 20-F. In addition, there will NoRepresentations andWarranties be risks and uncertainties described in the proxy statement relating to the proposed Transaction, a preliminary version of which has been filed by None of Eve,Zanite or any of their respective subsidiaries, stockholders, affiliates, representatives, partners,directors,officers,employees, investment Zanite with the Securities and Exchange Commission (the “SEC”) and other documents filed by Zanite from time to time with the SEC. These filings banks, agents or advisers makes any express or implied representation or warranty as to the accuracy or completeness of the information contained identify and address otherimportantrisks and uncertaintiesthatcould cause actualeventsand resultsto differmaterially from those contained in the in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its forward looking statements. Most of these factors are outside Zanite’s and Eve’s control and are difficult to predict. Factors that may cause such evaluation of a possible transaction between Eve and Zanite. To the fullest extent permitted by law, in no circumstances will the Company, Zanite or differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Zanite or Eve following the any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, investment banks, agents or announcement of the Transaction; (2) the inability to complete the proposed Transaction, including due to the inability to concurrently close the advisersbe responsibleor liable for any direct, indirect orconsequential loss or loss of profit arising from the use of thisPresentation, itscontents,its proposed Transaction and the private placement of common stock or due to failure to obtain approval of the securityholders of Zanite; (3) delays in omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete therewith. the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the You will be entitled to rely solely on the representations and warranties made to you by Zanite in a definitive written agreement relating to a ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key Transaction, when and if executed, and subject to any limitations and restrictions as may be specified in such definitive agreement. No other employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may representations and warranties will have any legal effect. The Company and Zanite expressly disclaim any and all liability for representations, be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks expressed or implied, contained herein or for errors, omissions or misstatements, negligent or otherwise, in this presentation or any other written or anduncertaintiesindicatedfromtimetotimedescribedinZanite’sregistrationonFormS-1and Embraer’sannualreport onForm20-F,includingthose oral communicationtransmitted toyouinthecourse ofyourevaluationofa potentialtransaction. under “Risk Factors” therein, and in Zanite’s and Embraer’s other filings with the SEC. Zanite and Eve caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does Zanite nor Eve undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any not constitute investment, tax or legal advice regarding any securities. You should consult your own legal, regulatory, tax, business, financial and changeinits expectationsoranychangein events,conditions orcircumstances onwhichanysuchstatementis based. accounting advisors to the extent you deem necessary, and must make your own decisions and perform your own independent investment and analysis of an investment in Zanite and the transactions contemplated in this presentation. The recipient also acknowledges and agrees that the UseofData information contained in this presentation and any oral statements made in connection with this presentation are preliminary in nature, subject to Thispresentation containsinformation concerningEve'sindustry, includingmarketsize andgrowth ratesof themarketsin which Eveparticipates, that material change and not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Zanite. are based on industry surveys and publications or other publicly available information, other third-party survey data and research reports ZaniteandEvedisclaim anydutytoupdatetheinformation contained inthispresentation. commissioned by Eve and its internal sources. This information involves many assumptions and limitations, there can be no guarantee as to the accuracy or reliability of such assumptions and you are cautioned not to give undue weight to this information. Further, no representation is made as By participating in this Presentation, the recipient acknowledges that such recipient is aware that the United States securities laws restrict persons to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such contained herein. company, or from communicating such information to any otherperson undercircumstances in which it is reasonably foreseeable thatsuchperson is likelytopurchaseorsell suchsecurities onthebasis ofsuchinformation. Any data on past performance or modeling contained herein is not an indication as to future performance. Neither Eve nor Zanite have independently verified this third-party information. Similarly, other third-party survey data and research reports commissioned by Eve or Zanite, while believedtobe NoOfferorSolicitation reliable, are based on limited sample sizesand havenot been independentlyverified by Eve or Zanite.In addition, projections, assumptions, estimates, This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an goals, targets,plans and trends of the future performance of the industry in which Eve operates, and its future performance, are necessarily subject to offer to buy any securities, or the solicitation of any proxy, vote, consent, authorization or approval in any jurisdiction in connection with the proposed uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from Transaction,norshalltherebeany saleof securities inany jurisdictioninwhich theoffer,solicitationorsalewouldbeunlawfulpriortotheregistration thoseexpressedintheestimatesmadebyindependentpartiesandbyEveandZanite.EveandZaniteassumenoobligationtoupdatetheinformation or qualification under the securities laws of any such jurisdictions. No such offering of securities shall be made except by means of a prospectus in this presentation. Accordingly, this presentation is being delivered to you with the understanding that you will conduct your own independent meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Investment in any securities described herein investigationof thosematters, whichyoudeemappropriatewithoutreliance onZanite,Eveor anymaterials setoutinthispresentation. has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offeringortheaccuracy or adequacyof theinformation containedherein. All summariesand discussions of documentation and/orfinancialinformationcontainedherein arequalified in theirentiretyby referencetotheactual documentsand/or financial statements. Any offering of securities (the Securities ) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and Institutional Accounts as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any

Disclaimer (cont.)

Projections
This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2020 through 2030. All projections, estimates, goals, targets, plans, trends or other statements with respect to future results or future events in this presentation, including projected revenue, are forward-looking statements that (i) reflect various estimates and assumptions concerning future industry performance, general business, economic and regulatory conditions, market conditions for the Company's products and other matters, which assumptions may or may not prove to be correct, (ii) are inherently subject to significant contingencies and uncertainties, many of which are outside the control of Eve and Zanite and (iii) should not be regarded as a representation by Eve, Zanite or any other person that such estimates, forecasts or projections will be achieved. Neither Zanite's nor Eve's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Actual results can be expected to vary and those variations may be material. Unanticipated events may occur that could affect the outcome of such projections, estimates, goals, targets, plans, trends and other statements. You must make your own determinations as to the reasonableness of these projections, estimates, goals, targets, plans, trends and other statements and should also note that if one or more estimates change, or one or more assumptions are not met, or one or more unexpected events occur, the performance and results set forth in such projections, estimates, goals, targets, plans, trends and other statements may not be achieved. We can give no assurance as to future operations, performance, results or events. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Eve and Zanite, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events.

Use of Non-GAAP Financial Metrics
This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), including EBITDA, EBITDA margin, free cash flow, non-GAAP gross profit and non-GAAP gross margin (including on a forward-looking basis) and certain other ratios and other metrics derived therefrom. The Company defines EBITDA as net income (loss) before depreciation and amortization, income taxes, interest income / (expense) and stock-based compensation, and EBITDA margin as EBITDA divided by revenue. The Company defines free cash flow as cash flow from operations minus capital expenditures. The Company defines non-GAAP gross profit as gross profit excluding depreciation and amortization and stock-based compensation expense included in cost of goods sold, and non-GAAP gross margin as non-GAAP gross profit divided by revenue. These financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net loss or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly titled measures used by other companies, which may be defined and calculated differently. Eve believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Eve. Eve's management uses forward-looking non-GAAP measures to evaluate Eve's projected financials and operating performance. Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore the Company's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. Given the inherent uncertainty regarding projections, projected non-GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the Company's and Zanite's audited financial statements, which will be included in the definitive proxy statement relating to the Transaction. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

Private Placement
The securities to which this presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction. This presentation relates to securities that Zanite intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this presentation is accurate or complete. Any representation to the contrary is a criminal offense.

2020 Preliminary Financial Information
Eve's audited consolidated financial statements for the twelve months ended December 31, 2020 are not yet available. This presentation includes certain preliminary unaudited financial information for the twelve months ended December 31, 2020 that is based solely on Eve's management's estimates reflecting currently available preliminary information, and remains subject to Eve's consideration of subsequent events. Eve's independent registered public accounting firm has not audited or reviewed, and does not express an opinion with respect to, this financial information. Eve's final consolidated financial results as of and for the twelve months ended December 31, 2020 may materially differ from the estimates and the interim balances set forth in this presentation. Such estimates constitute forward-looking statements and are subject to risks and uncertainties, including those described under "Forward-Looking Statements."

Participation in Solicitation
Eve and Zanite and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Zanite's shareholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of Zanite's directors and officers in Zanite's filings with the SEC, including Zanite's annual report on Form 10-K, which was originally filed with the SEC on June 14, 2021. To the extent that holdings of Zanite's securities have changed from the amounts reported in Zanite's registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Zanite's shareholders in connection with the proposed Transaction is set forth in the proxy statement for the proposed Transaction, a preliminary version of which has been filed by Zanite with the SEC.

Trademarks
This presentation includes logos or other words or devices that may be registered trademarks of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Zanite and Eve will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. This presentation and its contents are not endorsed, sponsored or affiliated with any trademark owner.

Additional Information About the Transaction and Where to Find It
Zanite intends to submit the Transaction to its security holders for their consideration. The Company has filed a preliminary proxy statement with the SEC and intends to file a proxy statement with the SEC, which will include a preliminary proxy statement and a definitive proxy statement, to be distributed to Zanite's securityholders in connection with Zanite's solicitation for proxies for the vote by Zanite's shareholders in connection with the Transaction and other matters as described in the definitive proxy statement. After the definitive proxy statement on Form DEFM14A has been filed, Zanite will mail the definitive proxy statement and other relevant documents to its securityholders as of the record date established for voting on the Transaction. Investors and security holders of Zanite and Eve are urged to read the proxy statement and other relevant documents that have been or will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed Transaction. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Zanite and Eve through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Zanite can be obtained free of charge by directing a written request to Zanite at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio 44122. Inquiries regarding this presentation may be directed to Steven H. Rosen, Co-Chief Executive Officer, at 25101 Chagrin Boulevard, Suite 350, Cleveland, Ohio 44122 or by calling (216) 292-0200.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Key Highlights Attractive Business Fundamentals Addressing a Massive Global TAM Scalable and Sustainable Solution Highly Experienced Team Pure play focus on a $0.76T revenue Most practical eVTOL design, capital efficient Senior leadership team and board with (1) opportunity 2025E – 2040E fleet operations model and carbon neutrality proven aviation credentials Significant Execution Advantages Strategic Support from Embraer Powerful Partner Network Significant Revenue Visibility Aviation leader with 30+ aircraft models MOUs and LOIs with dozens of leading Order pipeline of $5.2B for 1,735 vehicles (2) (3) certified and produced over 25 years partners across the UAM ecosystem to 17 launch customers (1) Total addressable market (“TAM”) estimate as per “Market for Urban Air Mobility” from KPMG dated June 2021 (includes passenger travel; excludes cargo, defense and emergency services). (2) Partnerships with Eve or one of its affiliates are non-binding. The number of memoranda of understanding (“MOUs”) and LOIs signed by Eve is current as of 1/11/22. (3) Eve pipeline is based on launch orders (including purchase options) and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles 1 assuming 1,000 hours per vehicle per year. Eve pipeline is current as of 1/11/22.

Highly Scalable UAM Solution EVTOL DESIGN AND SERVICE AND FLEET URBAN AIR TRAFFIC PRODUCTION SUPPORT OPERATIONS MANAGEMENT Practical design choice drives Leveraging Embraer global Capital efficient strategy of Applying the knowledge from lowest operational cost and footprint to enable a sizable aligning with operators and designing Brazil’s ATC system simplest certification path and profitable revenue stream scaling partner-by-partner to enable safe eVTOL flights 2

Vehicle Design Optimized for Urban Mobility Flexible Seating Capacity Tailored for Urban Mobility 4 passengers at entry into service 100 km (60 mile) range at EIS (1) Up to 6 in autonomous mode Addresses 99% of UAM missions in cities (2) and metropolitan areas High Utilization Rate Leading Cost Efficiency Designed for thousands of flight cycles Over 6x lower cost-per-seat than helicopters per year with industry-leading reliability (3) and best-in-class for eVTOLs Lift + Cruise Design Community Friendly Most practical design choice for Approximately 90% lower noise footprint (4) efficiency and certifiability compared to equivalent helicopters Note: Expected vehicle performance metrics are based on preliminary models, simulations and proof of concepts (“PoCs”). Actual performance characteristics are subject to validation and change. (1) Eve expects autonomous operations to commence around 2030. (2) EIS = entry into service. Eve’s estimate of serving 99% of UAM missions in cities and metropolitan areas is based on a study of 1,500 markets worldwide conducted by Eve and Massachusetts Institute of Technology. (3) Helicopter costs are based on an analysis from Conklin & de Decker. Eve vehicle costs are based on Eve analysis. 3 (4) Data is based on simulations performed by Eve and publicly available noise profile data for a Bell 430 helicopter.

MARKET PERSPECTIVES Confidential |

APAC expected to be the largest UAM market Tokyo # Vehicles: 1,280 # Pax (year): 21.4M 2035 FIGURES Seoul # Vehicles: 395 # Pax (year): 6.6M ~25,000+ eVTOLs Mumbai # Vehicles: 795 # Pax (year): 13.4M >50% of global demand Singapore # Vehicles: 235 + # Pax (year): 3.9M 400,000 flights per day + 500M pax per year Melbourne # Vehicles: 170 # Pax (year): 2.8M 5 Source: Eve Air Mobility

Fast and efficient mobility option throughout large urban areas 30km | 20 min An alternative for the city’s demand for green, fast, and efficient transportation JURONG WEST 41km | 1h00min CHANGI Sources: Eve Air Mobility, Google Maps 6

Enlarging the regional catchment 18 min Locals, tourists, business executives and politicians MARINA BAY benefiting from significant time savings on trips to Batam SINGAPORE (DOWNTOWN) BATAM (NAGOYA HILL MALL) 1h00min – 1h35min Sources: Eve Air Mobility, Google Maps, BatamFast 7

The sweet spot for urban air mobility KLUANG JOHOR JOHOR CHANGI MARINA BAY MARINA BAY BATAM BINTAN PULAU KUNDUR BATAM 100km | 62mi 30km | 18mi range range 12 minutes flight 37 minutes flight Sources: Eve Air Mobility 8

A sustainable and affordable mode of transportation JOHOR BINTAN MARINA BAY + 200 eVTOLs BATAM + SENTOSA 30 Vertiports + 3k Flights per day + 3M Passengers per year 9

RECENT ACCOMPLISHMENTS Confidential |

Previous announcements in APAC DEC 2020 AUG 2021 DEC 2021 DEC 2021 AIRSERVICES ASCENT NAUTILUS SYDNEY SEAPLANES AUSTRALIA AVIATION Development of a LOI for up to LOI for up to LOI for up to [1] Concept of Operations 100 eVTOLs 10 eVTOLs 50 eVTOLs in Melbourne, AU 11 [1] Capacity deals are converted from annual hourly commitments to vehicles assuming 1,000 hours per vehicle per year.

by Car 35 km | 60-90 min A simulation of the by Air 25 km | 10 min entire uam journey 12

TYPE CERTIFICATE PROCESS FORMALIZED WITH ANAC Confidential | 13

ANNOUNCEMENTS Confidential |

• A Concept of Operations for Advanced Air Mobility • Using our ATM expertise in developing new concepts to enable AAM to scale safely • Meeting the future needs of Japanese community 15

HELISPIRIT LOI for up to 50 eVTOL Aircraft 16

MICROFLITE LOI for up to 40 eVTOL Aircraft 17

Building a global partner ecosystem Helicopter Operators Fixed Wing Operators Vertiports Ride Sharing Platforms Renewable Energy Lessors Technology Defense Financing / Development 18 Note: All partnerships are based on non-binding MOUs or LOIs signed by Eve or one of its affiliates and, as such, are subject to change.

The largest order pipeline REPUBLIC AIRWAYS 200 HALO 200 SKYWEST 100 BRISTOW 100 FALKO 200 AVANTTO 100 LETTERS OF INTENT FOR UP TO AZORRA 200 HELISUL 50 ASCENT 100 HELISPIRIT 50 1,785 HELIPASS 50 SYDNEY SEAPLANES 50 BLADE 60 MICROFLITE 40 EVTOL AIRCRAFT NAUTILUS AVIATION 10 FLAPPER 25 UNDISCLOSED 250 $5.4 bi (1) Eve pipeline is based on launch orders and capacity deals that are non-binding and subject to material change. Capacity deals are converted from annual hourly commitments to vehicles assuming 1,000 hours per vehicle 19 per year. Eve pipeline is current as of 02/15/22.